EXECUTION COUNTERPART

                    MEMBERSHIP INTEREST REDEMPTION AGREEMENT

      This MEMBERSHIP INTEREST REDEMPTION AGREEMENT ("Agreement") is executed as of March 16, 2007, by NEW ALBANY-INDIANA, LLC, a Delaware limited liability company (the "Company"), and BASELINE OIL & GAS CORP., a Nevada corporation ("Baseline"). The Company and Baseline may each be referred to herein as a "Party" and may be referred to collectively as the "Parties".

                                    RECITALS

      WHEREAS, the Company is a limited liability company organized under the laws of the State of Delaware and is governed by the terms of the Limited Liability Company Agreement of New Albany-Indiana, LLC, dated as of November 25, 2005 (as amended, supplemented, and restated from time to time, the "Company LLC Agreement"; terms defined in the Company LLC Agreement shall have the same meanings when used in this Agreement, unless expressly provided otherwise); and

      WHEREAS, Baseline is a Member of the Company whose Economic Interest Percentage and Voting Interest Percentage was originally, in each case, fifty percent (50%); and

      WHEREAS, to assist Baseline in obtaining financing for certain of its projects, Baseline desires to receive from the Company an assignment of an undivided interest, equal to Baseline's Economic Interest Percentage, in and to the assets and properties of the Company; and

      WHEREAS, the Company is willing to make such an assignment of interest to Baseline in consideration of the redemption by the Company of the Membership Interest of Baseline; and

      WHEREAS, pursuant to the Extension Agreement dated as of March 12, 2007 (the "Extension Agreement"), the Company agreed to extend the Call Obligation Deadline for certain Capital Calls made prior to the date thereof until March 16, 2007, and the Parties agreed upon certain procedures regarding the implementation of the transaction contemplated herein; and

      WHEREAS, in accordance with the terms of the Extension Agreement, the Economic Interest Percentage of Baseline has been reduced from 50% to 40.423% (the "Adjusted Economic Interest Percentage").

      NOW, THEREFORE, for and in consideration of the mutual promises and undertakings contained in this Agreement, the benefits to be derived by the Parties hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

      1. Redemption of Membership Interest. The Company hereby redeems, and Baseline hereby transfers and assigns to the Company, the full Membership Interest of Baseline (including, without limitation, its Economic Interest and Voting Interest) and all rights, privileges, and benefits appurtenant or relating in any way thereto (hereinafter referred to as the "Baseline Membership Interest"). The Company and Baseline agree to take such further actions, and to execute, acknowledge, and deliver all such further documents, as are reasonably necessary in effectuating the redemption of the Baseline Membership Interest. Such redemption shall be effective as of March 16, 2007 (the "Effective Date").


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

      2. Assignment of Interests in Company Assets. Concurrently with the execution of this Agreement, the Company has conveyed to Baseline, pursuant to the execution and delivery of sufficient numbers of counterparts of an Assignment, Bill of Sale, and Conveyance substantially in the form attached hereto as Exhibit A (the "Conveyance") to facilitate recording in all relevant jurisdictions, an undivided interest equal to the Adjusted Economic Interest Percentage of Baseline in and to all oil and gas properties, rights, and assets of the Company, which oil and gas properties, rights, and assets are described more particularly in the exhibits attached to the Conveyance (collectively, the "Company Assets"). The undivided interest in and to the Company Assets thus conveyed by the Company to Baseline shall be referred to as the "Assigned Interests". The terms of the Conveyance are incorporated into this Agreement by this reference for all purposes. The Conveyance is made effective as of 7:00 a.m., Eastern Standard Time, on the Effective Date. Baseline shall pay any and all costs and expenses associated with the recording of the Conveyance in all relevant jurisdictions.

      3. Additional Concurrent Deliveries. In addition to the Conveyance, concurrently with the execution of this Agreement, the Company has delivered to
Baseline: (a) releases of all Liens (if any) (as defined in the Conveyance) encumbering the Assigned Interests that do not constitute Permitted Encumbrances (as defined in the Conveyance); (b) all consents, authorizations, waivers, and approvals (if any) required under applicable Law to be obtained from any court or Governmental Authority prior to the conveyance of the Assigned Interests; (c) all third Person consents to assignment required to be obtained in connection with such conveyance of the Assigned Interests prior to the conveyance thereof; and (d) all reports to and filings with any Governmental Authority required to be made after such conveyance. Baseline shall reimburse the Company for any reasonable costs and expenses incurred by the Company in order to satisfy the requirements of this Section 3.

      4. Preferential Rights to Purchase. The Company and Baseline understand and agree that the Company Asset described on Schedule 1 is subject to contractual provisions that give each owner of an oil and gas leasehold estate therein a preferential right to purchase, on the terms set forth therein, any interest in such Company Asset that the Company proposes to sell. With the authorization and consent of Baseline, prior to the date of this Agreement, the Company has sent to the holders of such preferential right to purchase written notice of the transaction contemplated herein and requesting either the concurrence of such holder(s) with the determination by the Company and Baseline that the transaction contemplated herein does not trigger the operation of, or the waiver by such holder(s) of, such preferential right to purchase. As of the date of this Agreement, the Company and Baseline acknowledge that waivers of such preferential right to purchase have been obtained from all holders thereof.

      5. Transitional Matters; AMI; Tax Issues; Records.


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      (a) Concurrently with the execution of this Agreement, and subject to and in accordance with the terms of the Extension Agreement, Baseline has paid to the Company, by bank wire transfer of immediately available U.S. funds into the account designated by the Company in writing, the sum of $300,000.00 representing a portion of the aggregate amount of all Capital Calls made by the Managing Member to Baseline under Section 3.2 of the Company LLC Agreement as of the date of execution of this Agreement, leaving an unpaid balance of such Capital Calls in the amount of $1,921,457.13. Pursuant to the terms of Paragraph 3(c) of the Extension Agreement, the Company has exercised its rights under
Section 3.3(a) of the Company LLC Agreement with respect such unpaid balance of $1,921,457.13, and consequently, Baseline's Economic Interest Percentage has been reduced to the Adjusted Economic Percentage set forth in the recitals to this Agreement. Such payment by Baseline and such reduction of Baseline's Economic Interest Percentage in accordance with Paragraph 3(c) of the Extension Agreement constitute the full and complete discharge and satisfaction of all obligations and Liabilities of Baseline with respect all such Capital Calls. To the extent that any of such Capital Calls are, as set forth in the documents evidencing such Capital Calls, intended to cover the share attributable to Baseline's Membership Interest of the estimated costs and expenses of drilling, testing, and completing and/or plugging and abandoning wells to be drilled on the Company Assets after the Effective Date, any portion of such a Capital Call not expended by the Company in connection with the drilling, testing and completion or plugging and abandonment of the well to which such portion of the relevant Capital Call pertains shall be refunded to Baseline. To the extent that the share attributable to the Assigned Interests of the costs and expenses actually incurred in connection with the drilling, testing, and completion or plugging and abandonment of a well identified in the documents evidencing such Capital Calls exceeds the amount of the Capital Call for such well, Baseline shall be obligated to pay its share of such excess costs in accordance with the terms of the applicable joint operating agreement or other applicable Contract. The Company stipulates that, as of the date of execution of this Agreement, Baseline is not in default with respect to any other Capital Call made by the Managing Member, or any other obligation or Liability of any kind or character in favor of the Company arising under the terms of the Company LLC Agreement or otherwise. For a period of twelve (12) months after the Effective Date, the Managing Member shall be entitled to make additional Capital Calls to Baseline in accordance with Section 3.2 of the Company LLC Agreement to the extent such Capital Calls relate to costs and expenses actually incurred by the Company prior to the Effective Date (or actually invoiced by any operator to the Company under any joint operating agreements or areas of mutual interests to which the Company is a party with respect to operations prior to the Effective Date, regardless of whether any such invoice is received before or after the Effective
Date); the Parties acknowledging and agreeing that Baseline shall be responsible for fifty percent (50%) of such costs and expenses. If (i) at the expiration of such twelve-month period, there remain any costs and expenses incurred by the Company prior to the Effective Date for which the Managing Member is otherwise authorized under Section 3.2 of the Company LLC Agreement to make a Capital Call to Baseline, but (ii) the Managing Member failed to make such a Capital Call to Baseline within such twelve-month period, the Company shall be deemed to have waived, and to have released and forever discharged Baseline from, any and all Claims that the Company may have with respect to any of such costs and expenses.

      (b) Prior to the execution of this Agreement, the Company prepared and submitted to Baseline a preliminary settlement statement (the "Preliminary Settlement Statement") that sets forth all other costs and expenses (or, in the absence of invoiced costs, the Company's estimates thereof) for which Baseline has agreed to reimburse the Company under the terms of Sections 2 and 3. Baseline has paid to the Company all such amounts concurrently with the execution of this Agreement. No later than one-hundred twenty (120) days after the date of execution hereof, the Company will prepare a final accounting statement (the "Final Settlement Statement"), subject to verification by Baseline, that sets forth the final determination of the costs and expenses for which Baseline agreed to reimburse the Company under the terms of Sections 2 and


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

3, all costs and expenses incurred by the Company in performing its obligations under Sections 5(h) and 5(i), and the amounts of any Capital Calls made by the Company to Baseline in accordance with Section 5(a) after the Effective Date and prior to the date of the Final Settlement Statement. No later than fifteen (15) days after Baseline's receipt of the Final Settlement Statement, Baseline shall deliver to the Company written notice setting forth any changes to the Final Settlement Statement proposed by Baseline. On or before fifteen (15) days after the Company's receipt of Baseline's proposed changes to the Final Settlement Statement, the Company and Baseline shall agree on the Final Settlement Statement and, as the case may be, shall pay to the other such sums as may be found to be due in the final accounting by wire transfer of immediately available U.S. funds to the account designated in writing by the relevant Party.

      (c) Except as otherwise provided for in this Agreement or the Conveyance, as the result of the redemption by the Company of the Baseline Membership Interest pursuant to this Agreement, Baseline shall have no obligation or Liability with respect to any Capital Call made by the Managing Member after the Effective Date for costs or expenses of the Company attributable to periods on or after the Effective Date, or any other Liability of the Company incurred or arising on or after the Effective Date. The Company hereby waives, and releases and forever discharges Baseline from, any and all Claims that the Company may have with respect to any of such matters.

      (d) The Company represents to Baseline that, as of the date of execution of this Agreement, no distributions of Net Cash Flows are due the Members under the terms of the Company LLC Agreement. To the extent that the Company determines, after the Effective Date, that a distribution of Net Cash Flows is due the Members for any period prior to the Effective Date, Baseline shall be entitled to receive its Adjusted Economic Interest Percentage of such distribution, subject to and in accordance with the terms of the Company LLC Agreement. As the result of the redemption by the Company of the Baseline Membership Interest pursuant to this Agreement, Baseline shall not be entitled to receive any portion of any distribution of Net Cash Flows or other property made by the Company to the Members pursuant to the Company LLC Agreement, or any other economic benefit thereunder, to the extent that, in each case, such distribution or economic benefit is attributable to any period on and after the Effective Date, and Baseline hereby waives, and releases and forever discharges the Company from, any and all Claims that Baseline may have with respect thereto.

      (e) The Company and Baseline stipulate and agree that the conveyance by the Company to Baseline of the Assigned Interests pursuant hereto constitutes a distribution to Baseline of property having a fair market value sufficient to reduce the balance of Baseline's Capital Account to zero (0). Baseline hereby waives, and releases and forever discharges the Company from, any and all Claims that Baseline may have under the terms of the Company LLC Agreement with respect to the return of any capital contributed by Baseline to the Company. The Company hereby waives, and releases and forever discharges the Company from, any and all Claims that the Company may have against Baseline under Section 3.6 of the Company LLC Agreement regarding the restoration of any negative balance in the Capital Account of Baseline, except to the extent that such restoration is required under applicable Law as contemplated in clause (i) of such Section 3.6.


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

      (f) From and after the Effective Date, the Company shall have no further obligation to Baseline, and Baseline shall have no further rights, in each case arising under Section 3.4 of the Company LLC Agreement in connection with the "AMI" defined therein. All rights of Baseline with respect such AMI and any other areas of mutual interest in effect for the Company's Assets shall be governed by the contracts and agreements creating such areas of mutual interest, to which the conveyance of the Assigned Interests has expressly been made subject. Each of the Company and Baseline hereby waives, and releases and forever discharges the other Party from, any and all Claims that the first Party may have against the other Party under the terms of Section 3.4 of the Company LLC Agreement for all periods on and after the Effective Date.

      (g) To the extent that Section 736 of the Code applies to any payment or distribution hereunder, all such payments and distributions shall be deemed made pursuant to Section 736(b)(1) of the Code. Consistent with the terms of Section 5.1(d) of the Company LLC Agreement, items of Profit, Loss, and credit for fiscal year 2007 will be allocated for federal income tax purposes to Baseline in accordance with its Economic Interest using an interim closing of the Company's books as of the Effective Date. No items of Profit, Loss, or credit attributable to any period after the Effective Date shall be allocated to Baseline.

      (h) No later than forty-five (45) days after the date of execution of this Agreement, the Company shall deliver to Baseline copies, in either paper or electronic form (as reasonably determined by the Company), of all files, records (including, without limitation, land and title records, plats, surveys, abstracts of title, title insurance policies, title opinions, and title curative, lease, contract, division order, marketing, correspondence, operations, environmental, insurance, production, accounting, property and production tax, regulatory, and facility and well records and files), and other information relating to any of the Company Assets that are in the possession of the Company, and the disclosure and transfer of which is not prohibited by confidentiality or other contractual arrangements in existence on the date of execution of this Agreement (collectively, the "Records"). Baseline shall be responsible for all reasonable costs and expenses incurred by the Company relating to the copying and delivery of the Records to Baseline pursuant to this
Section 5(h). Upon at least ten (10) Business Days advanced written notice to the Company, the Company will provide to Baseline reasonable access during normal business hours to the original Records for purposes of obtaining information for the preparation of tax returns, financial statements, and other legitimate business purposes of Baseline.

      (i) No later than thirty (30) days after the date of execution of this Agreement, the Company shall provide to Baseline copies, in either paper or electronic form (as reasonably determined by the Company), of all of the Data (as defined in the Conveyance) owned by the Company that the Company is free to transfer. To the extent that the Company owns Data that is subject to a confidentiality obligation or a restriction on transferability, the Company shall use reasonable commercial efforts to obtain the waiver of such confidentiality obligation or obtain the required consent to transfer or assignment so that such Data may be provided to Baseline, but the Company shall not be required to make any payment to obtain such waiver or consent. In like manner, to the extent that the Company has licensed any Data from a third Person, the Company shall use reasonable commercial efforts to obtain a sub-license of such Data to Baseline. Baseline shall be responsible for making any payment required to obtain such a sub-license. Baseline shall be responsible for all reasonable costs and expenses incurred by the Company pursuant to this
Section 5(i).


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

      (j) After the date of execution hereof, the Company and Baseline shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as either Party may reasonably request, to carry out the transactions contemplated in this Agreement. If, after the date of execution hereof, either Party receives monies belonging to the other, such amounts shall be promptly disbursed to the Party entitled to receive them. If an invoice or other evidence of an obligation is received by a Party, which is either an obligation assumed by the other Party or partially an obligation of both the Company and Baseline, the Parties shall consult with each other, and an adjustment for such amount will be made either on the Final Settlement Statement, or, if the evidence of the obligation is not received until after the completion of the final accounting pursuant to Section 5(b), in cash as the Parties may agree.

      6. Representations and Warranties.

      (a) The Company hereby represents and warrants to Baseline, and Baseline hereby represents and warrants to the Company, as follows, in each case as of the date of execution of this Agreement: (i) such Party is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation and is duly qualified to conduct business and is in good standing in the State of Indiana; (ii) the execution, delivery, and performance of this Agreement and the Conveyance are within its powers, have been duly authorized by all necessary action, and do not violate any of the terms or conditions of its governing documents, any contract to which it is a party, or any applicable Law;
(iii) this Agreement and the Conveyance constitute the legal, valid, and binding obligations of such Party, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iv) there are no bankruptcy, insolvency, reorganization, receivership, or other similar proceedings pending or being contemplated by such Party or, to its knowledge, threatened against it; and (v) there are no suits, proceedings, judgments, rulings, or orders by or before any court or other Governmental Authority that could materially adversely affect the ability of such Party to perform this Agreement or the Conveyance.

      (b) In addition to the stipulations and representations of the Company set forth in Sections 5 and 6(a), the Company hereby represents and warrants to Baseline as follows, in each case as of the date of execution of this Agreement:


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

            (i) Except as otherwise reflected in Schedule 2 or otherwise described, required, established or set forth in any Contract described on Exhibit D to the Conveyance or any Lease, to the knowledge of the Company, none of the Assigned Interests is subject to a preferential right to purchase, third Person consent to assignment requirement, right of first refusal, right of first offer, or similar right or restriction.

            (ii) The Company has furnished to Baseline true and correct copies of all material contracts and agreements of the Company, which contracts and agreements are described on Exhibit D to the Conveyance (collectively, the "Contracts"), and, to the knowledge of the Company, there are no material contracts, agreements, or instruments affecting the Assigned Interests other than the Contracts described on Exhibit D to the Conveyance. With respect to the Contracts: (i) to the knowledge of the Company, all Contracts are in full force and effect; (ii) to the knowledge of the Company, the Company is not in material breach or material default, and, to the knowledge of the Company, there has occurred no event, fact, or circumstance that, with the lapse of time or the giving of notice, or both, would constitute such a material breach or material default by the Company, with respect to the terms of any Contract; (iii) to the knowledge of the Company, no other party is in material breach or material default with respect to the terms of any Contract; and (iv) neither the Company nor, to the Company's knowledge, any other party to any Contract has given or threatened to give notice of any action to terminate, cancel, rescind, or procure a judicial reformation of any Contract or any provision thereof.

            (iii) All oil and gas leases and other interests in oil and gas owned by the Company are described on Exhibit A to the Conveyance (collectively, the "Leases"), and, to the knowledge of the Company, there are no oil and gas leases, or interests therein, or other interests in oil and gas owned by the Company other than the Leases described on Exhibit A to the Conveyance. With respect to the Leases: (i) to the knowledge of the Company, all Leases are in full force and effect; (ii) to the knowledge of the Company, the Company is not in material breach or material default, and, to the knowledge of the Company, there has occurred no event, fact, or circumstance that, with the lapse of time or the giving of notice, or both, would constitute such a material breach or material default by the Company, with respect to the terms of any Lease; (iii) to the knowledge of the Company, no other party is in material breach or material default with respect to the terms of any Lease; and (iv) neither the Company nor, to the Company's knowledge, any other party to any Lease has given or threatened to give notice of any action to terminate, cancel, rescind, or procure a judicial reformation of any Lease or any provision thereof.

            (iv) Except as set forth in Schedule 2 or as otherwise described, required, established, or set forth in any Contract described on Exhibit D to the Conveyance or any Lease, to the knowledge of the Company, the Assigned Interests are not subject to any area of mutual interest arrangement, maintenance of uniform interest arrangement, "before payout" or "after payout" reversion or conversion, or other provision under which Baseline may be obligated to make assignments to third Persons of interests in any Assigned Interest after the Effective Date.


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

            (v) The wells for oil and gas drilled or being drilled on the Leases are described on Exhibit B to the Conveyance (collectively, the "Wells"). There have been no sales of hydrocarbons produced from the Wells and allocable to the Assigned Interests during the period of the Company's ownership thereof.

For purposes of this Agreement, the term "knowledge" means (y) with respect to the Company, the actual knowledge of the managers and senior management personnel (including, without limitation, the General Counsel and the Director of Land) of the Company and (z) with respect to Baseline, the actual knowledge of the officers and directors of Baseline.

      (c) In addition to the stipulations and representations of Baseline set forth in Section 6(a), Baseline hereby represents and warrants to the Company as follows, in each case as of the date of execution of this Agreement:

            (i) Baseline is the true and lawful owner of the Baseline Membership Interest and has the lawful authority to assign and transfer the same to the Company.

            (ii) The Baseline Membership Interest is free and clear of all Liens, and Baseline will forever warrant and defend the same against the lawful Claims of all Persons.

      7. Indemnities of Baseline. Regardless of the presence or absence of insurance, Baseline shall indemnify and hold harmless the Company and its Indemnity Group from and against any and all Claims and Liabilities caused by, arising out of, resulting from, or relating in any way to, and to pay to the Company or its Indemnity Group any sum that the Company or its Indemnity Group pays, or becomes obligated to pay, on account of: (a) any material breach of a warranty or a materially inaccurate or materially erroneous representation made by Buyer in this Agreement; (b) all Claims and Liabilities waived, released, and discharged by Baseline pursuant to the terms of Section 5; (c) all taxes for which Baseline has agreed to be responsible under the terms of this Agreement and the Conveyance; and (d) all Claims and Liabilities relating to the Assigned Interests assumed by Baseline pursuant to Section 3.2 of the Conveyance (the "Assumed Liabilities").

      8. Indemnities of the Company. Regardless of the presence or absence of insurance, the Company shall indemnify and hold harmless Baseline and its Indemnity Group from and against any and all Claims and Liabilities caused by, arising out of, resulting from, or relating in any way to, and to pay Baseline or its Indemnity Group any sum that Baseline or its Indemnity Group pays or becomes obligated to pay, on account of: (a) any material breach of a warranty or a materially inaccurate or materially erroneous representation or stipulation made by the Company in this Agreement; (b) all Claims and Liabilities waived, released, and discharged by the Company pursuant to the terms of Section 5; (c) all taxes for which the Company has agreed to be responsible under the terms of this Agreement and the Conveyance; and (d) except for the Assumed Liabilities, all Claims and Liabilities relating to the Company Assets, whether arising before or after the Effective Date.


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

      9. Survival. All covenants and agreements of any Party hereunder shall survive the execution and delivery of this Agreement until fully performed or discharged. All representations and warranties of the Parties hereunder shall survive the execution and delivery of this Agreement for a period of one (1) year after the execution hereof and shall remain effective regardless of any investigation at any time made by or on behalf of any Party, or of any information any Party may have with respect thereto. Such survival does not obligate either Party to make any further representation or warranty after the date of execution hereof, or to cause any representation or warranty made hereunder to remain true and correct after the date of execution hereof.

      10. ENTIRE AGREEMENT. THIS AGREEMENT AND THE CONVEYANCE CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN THE CONVEYANCE, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT, OR STATEMENT OF INTENTION NOT SO SET FORTH.

      11. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Parties hereto. No other Person shall have any right, benefit, priority, or interest hereunder or as a result hereof or have standing to require satisfaction of the provisions hereof in accordance with their terms.

      12. Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties against whom enforcement is sought.

      13. Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or by facsimile transmission if confirmed by written confirmation, or by certified U.S. mail, postage prepaid with return receipt requested, addressed to the appropriate Party at the address for such Party set forth hereinafter, or at such other address as such Party shall have theretofore designated in writing hereunder:

       If to the Company:                         If to Baseline:
       ------------------                         ---------------

New Albany - Indiana, LLC                       Baseline Oil & Gas Corp.
1975 Waddle Road                                3 Park Avenue, 16th Floor
State College, Pennsylvania 16801               New York, New York 10016
Attention: Benjamin W. Hulburt                  Attention: Mr. Richard M. Cohen
Telephone: (814) 278-7267                       Telephone: (212) 561-3626
Facsimile: (814)278-7826                        Facsimile: (212) 779-9928


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

      Any notice given in accordance herewith shall be deemed to have been given on the Business Day when delivered to the addressee in person or by facsimile, bonded overnight courier, or certified U.S. mail; provided, however, that if any such notice is received after normal business hours, the notice will be deemed to have been given on the next succeeding Business Day.

      14. Waiver; Rights Cumulative. Any of the terms, covenants, representations, warranties, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No oral statement or course of dealing on the part of any Party, or its respective officers, employees, agents, or representatives, or any failure by any Party to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation, or warranty. The rights of the Parties under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

      15. GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

      16. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      17. REVIEW OF AGREEMENT. THIS AGREEMENT WAS REVIEWED BY EACH OF THE PARTIES, AND EACH PARTY ACKNOWLEDGES AND AGREES THAT SUCH PARTY UNDERSTANDS FULLY ALL OF THE TERMS OF THIS AGREEMENT AND THE CONSEQUENCES AND IMPLICATIONS OF ITS EXECUTION AND HAS BEEN AFFORDED AN OPPORTUNITY TO HAVE THIS AGREEMENT REVIEWED BY AN ATTORNEY AND SUCH OTHER PERSONS OR ENTITIES AS DESIRED AND TO DISCUSS THE TERMS, CONSEQUENCES, AND IMPLICATIONS OF THIS AGREEMENT WITH SUCH ATTORNEY AND OTHER PERSONS OR ENTITIES.

      18. Additional Definitions. In addition to the terms defined elsewhere in this Agreement, for purposes hereof, the following expressions and terms shall have the meanings set forth in this Section 18, unless expressly stated otherwise:

      "Affiliate" means, with respect to a Party, any Person that directly or indirectly controls, is controlled by, or is under common control with, the relevant Party. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, contract, voting trust, membership in management or in the group appointing or electing management, or otherwise through formal or informal arrangements or business relationships.

      "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York, are required or authorized by Law to be closed.

      "Claims", for purposes of this Agreement, means any and all claims, demands, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, actions (whether judicial, administrative, or arbitrational), causes of action, suits, and controversies.

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Governmental Authority" means any governmental or quasi-governmental federal, state, provincial, county, city, or other political subdivision of the United States, any foreign country, or any department, bureau, agency, commission, court, or other statutory or regulatory body or instrumentality thereof.

      "Indemnity Group" means, for either Party, the Affiliates, officers, directors, managers, members, partners, limited partners, employees, agents, and representatives of the relevant Party.

      "Laws" means all constitutions, laws, statutes, ordinances, rules, regulations, orders, and decrees of the United States, any foreign country, and any local, state, provincial, or federal political subdivision or agency thereof, as well as all judgments, decrees, orders, and decisions of courts having the effect of law in each such jurisdiction.

      "Liabilities" means, for purposes of this Agreement, any and all losses, judgments, damages, liabilities, injuries, costs, expenses, interest, penalties, taxes, fines, obligations, and deficiencies. As used herein, the term "Liabilities" includes, without limitation, reasonable attorneys' fees and other costs and expenses of any Party receiving indemnification hereunder incident to the investigation and defense of any Claim that results in litigation, or the settlement of any Claim, or the enforcement by any Party receiving indemnification hereunder of the provisions of Sections 7 or 8, as applicable.

      "Person" means any individual, corporation, limited liability company, partnership, trust, unincorporated organization, Governmental Authority, or any other form of entity.

      19. Exploration Agreement with Aurora. For purposes of that certain Exploration Agreement dated January 27, 2006, by and between Aurora Energy, Ltd. ("Aurora"), and the Company (the "Aurora Exploration Agreement"), including, without limitation, Section 4.01 thereof, Baseline hereby agrees that if Aurora (or its successors or assigns) elects not to participate in any Well Proposal Area (as defined in the Aurora Exploration Agreement) in which the Company has elected to participate, with the result that the Company is eligible to become the operator of that Well Proposal Area under the terms of the Aurora Exploration Agreement and the applicable operating agreement, Baseline shall vote its interests in such Well Proposal Area in favor of the Company in any election or other selection of operator; provided, however, that nothing contained in this Section 19 shall obligate Baseline to elect to participate, or constitute a waiver by Baseline of its right to elect not to participate, in any Well Proposal Area or other operation proposed under the terms of the Aurora Exploration Agreement or any operating agreement executed in connection therewith.

      20. Agreement Regarding the Aurora Option. The Parties acknowledge and agree that as part of the redemption of the Baseline Membership Interest pursuant to the terms and conditions of this Agreement, the Company will convey and assign to Baseline an undivided share, equal to Baseline's Adjusted Economic Interest Percentage, of the Company's right, title and interest in and to that certain option to purchase which was previously granted to the Company pursuant to an instrument entitled Grant of Option dated January 27, 2006, between Aurora Energy, Ltd., and New Albany-Indiana, LLC (the "Aurora Option"). From and after the Effective Date, each Party agrees that if a Party (the "Non-Exercising Party") elects not to exercise its right to purchase arising under the Aurora Option, then, prior to the expiration of the Non-Exercising Party's rights to exercise the Aurora Option, the Non-Exercising Party will, at the election of the other Party, assign and convey to the other Party its interests in the Aurora Option for the consideration of $10.00. In addition, each Party agrees that no later than ten (10) Business Days prior to the expiration of the Aurora Option, each Party shall, if the Aurora Option has not by that date already been exercised by such Party, notify the other Party whether it intends to exercise the Aurora Option prior to its expiration, and if it does not intend to exercise the Aurora Option, such Non-Exercising Party shall offer to assign and convey its right, title and interest in and to the Aurora Option to the other Party under the terms provided for in this Section 20. From and after the Effective Date, each Party agrees that it shall not sell, assign, transfer or otherwise convey its interests (other than the granting of a security interest) in the Aurora Option to any Person without first offering to sell and convey such interests to the other Party for the same consideration and on the same terms and conditions of sale offered or agreed upon by such Person. Each Party hereby agrees to notify the other Party in writing of its intention to sell, assign, transfer or otherwise convey its interests in the Aurora Option to any other Person (which notice shall contain a statement of the consideration to be paid for the interest in the Aurora Option and a summary of the terms and conditions of such sale) at least ten (10) Business Days prior to the consummation of any such proposed sale.

      21. References. References in this Agreement to articles, sections, exhibits, or schedules are to articles, sections, exhibits, or schedules of this Agreement unless otherwise specified.

      22. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute, for all purposes, one agreement. At the Parties' election, this Agreement may be executed by the Parties in different locations and shall become binding upon both Parties upon the exchange by the Parties of executed signature pages by facsimile. In the event of such a facsimile execution, the Parties shall execute and deliver each to the other a fully executed original counterpart of this Agreement within thirty (30) days after such facsimile execution hereof; provided, however, that the failure of the Parties to execute such an original counterpart of this Agreement shall not affect or impair the binding character or enforceability of this Agreement.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written, to be effective as of the Effective Date.

                                        NEW ALBANY - INDIANA, LLC

                                        By: Rex Energy Wabash, LLC,
                                            its Managing Member

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        BASELINE OIL & GAS CORP.

                                        By:
                                            ------------------------------------
                                            Thomas R. Kaetzer
                                            President

SCHEDULES

Schedule 1 - Preferential Right Matters

Schedule 2 - Disclosures: Preferential Rights to Purchase and Consents to
             Assignment; Areas of Mutual Interest and Similar Matters

EXHIBITS

EXHIBIT A - Form of Assignment, Bill of Sale, and Conveyance, with Exhibits

                                   SCHEDULE 1

                           PREFERENTIAL RIGHT MATTERS

      1. The following Company Asset is subject to the preferential right to purchase referred to in Section 4 of this Agreement, which the Company and Baseline have jointly determined not to be triggered by the transactions contemplated in this Agreement:

      Operating Agreement dated May 1, 2006, between El Paso Production Company, as Operator, and Pogo Producing Company, Aurora Energy, Ltd., Aurora Operating, L.L.C., and New Albany - Indiana, LLC, as Non-Operators, covering the South Lyons Prospect Area (Initial Test - Bogard 1-10H), Greene County, Indiana, a memorandum of which is recorded in Book 66, Page 840, Instrument Number 200600003777, Public Records of Greene County, Indiana. The Company and Baseline have jointly determined that such preferential right to purchase is not triggered by the transactions contemplated in this Agreement. Schedule 2-22


                                  Schedule 1-1

                                   SCHEDULE 2

                                   DISCLOSURES

      2. Preferential Rights to Purchase, Third Person Consent to Assignment Requirements, and Similar Matters - Section 6(b)(i)

      (a) Preferential Right to Purchase

            (i) Preferential right to purchase created under Article VIII.F of Operating Agreement dated May 1, 2006, between El Paso Production Company, as Operator, and Pogo Producing Company, Aurora Energy, Ltd., Aurora Operating, L.L.C., and New Albany - Indiana, LLC, as Non-Operators, covering the South Lyons Prospect Area (Initial Test - Bogard 1-10H), Greene County, Indiana, a memorandum of which is recorded in Book 66, Page 840, Instrument Number 200600003777, Public Records of Greene County, Indiana. The Company and Baseline have jointly determined that such preferential right to purchase is not triggered by the transactions contemplated in this Agreement.

      (b) Required Third Person Consents to Assignment.

            (i) Any and all consents to assignment required under the terms of the Exploration Agreement dated April 7, 2006, by and among Source Rock Resources, Inc., New Albany-Indiana, LLC, and Aurora Energy, Ltd.

            (ii) Any and all consents to assignment required under the terms of the Purchase and Sale Agreement dated March 3, 2006 by and between Source Rock Resources, Inc. and New Albany-Indiana, LLC.

            (iii) Any and all consents to assignment required under the terms of the Purchase and Sale Agreement dated November 15, 2006 by and between Aurora Energy, Ltd., and New Albany-Indiana, LLC.

      (c) Other matters.

          None.

      3. Areas of Mutual Interest, Maintenance of Uniform Interests, Before/After Payout Revisions/Conversions, and Similar Matters - Section 6(b)(iii).

      (a) Areas of Mutual Interest.

            (i) Area of mutual interest created under Article XV.B of Operating Agreement dated May 1, 2006, between El Paso Production Company, as Operator, and Pogo Producing Company, Aurora Energy, Ltd., Aurora Operating, L.L.C., and New Albany - Indiana, LLC, as Non-Operators, covering the South Lyons Prospect Area (Initial Test - Bogard 1-10H), Greene County Indiana, a memorandum of which is recorded in Book 66, Page 840, Instrument Number 200600003777, Public Records of Greene County, Indiana.


                                  Schedule 2-1

            (ii) Area of mutual interest established in Farmout and Participation Agreement dated as of July 19, 2005, between Aurora Energy, Ltd., and Wabash Energy Partners, as Farmors, and JetEx LLC, as Farmee, covering lands located in Green, Clay, and Owens Counties, Indiana.

            (iii) Area of mutual interest established in Exploration Agreement dated as of November 1, 2005, between Aurora Energy, Ltd., and New Albany
      - Indiana, LLC, covering lands located in Greene, Sullivan, Owen, and Clay Counties, Indiana.

            (iv) Area of mutual interest established in Exploration Agreement dated April 7, 2006 by and among Source Rock Resources, Inc., New Albany-Indiana, LLC, and Aurora Energy, Ltd., covering lands located in Knox and Sullivan Counties, Indiana.

      (b) Maintenance of Uniform Interest.

          None.

      (c) Before/After Payout Reversions/Conversion.

          None.


                                  Schedule 2-2

                                    EXHIBIT A

                Form of Assignment, Bill of Sale, and Conveyance

                                  See Attached